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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: October 23, 1997



                         Commission File Number: 0-18976


                          CELTRIX PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)



             DELAWARE                                     94-3121462
  (State or other jurisdiction              (I.R.S. Employer Identification No.)
of incorporation or organization)



              3055 Patrick Henry Drive, Santa Clara, CA 95054-1815 (Address of principal executive offices and zip code)


                  Registrant's Telephone Number: (408) 988-2500



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ITEM 5.    OTHER EVENTS

      On October 23, 1997, Celtrix Pharmaceuticals, Inc., a Delaware corporation (the "Company") announced Second Quarter Financial Results. Further details regarding this announcement are contained in the Company's news release dated October 23, 1997, attached as exhibit hereto and incorporated by reference herein.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)   EXHIBITS

Exhibit 21 Celtrix Pharmaceuticals, Inc. News Release dated October 23, 1997.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





















                                 CELTRIX PHARMACEUTICALS, INC. (Registrant)


Date:  October 23, 1997          By: /s/ ANDREAS SOMMER
                                 ----------------------
                                 Andreas Sommer
                                 President and Chief Executive Officer




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                          CELTRIX PHARMACEUTICALS, INC.
                                INDEX TO EXHIBITS


     Exhibit Number

     Exhibit 21 Celtrix Pharmaceuticals, Inc. Press Release dated October 23, 1997.